January 31, 2005
DREYFUS U.S. TREASURY INTERMEDIATE TERM FUND
DREYFUS U.S. TREASURY LONG TERM FUND

Supplement to Statement of Additional Information
dated May 1, 2004

     The information contained in the sixth paragraph in the section of the Statement of Additional Information entitled “Management Arrangements” with respect to the fund’s named portfolio managers is hereby replaced in its entirety with the following:

The fund’s portfolio managers are Chris Pellegrino and Catherine Powers.